UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2012

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51584	04-3510455
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 North Street, Pittsfield, Massachusetts	01201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (413) 443-5601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On October 22, 2012, Berkshire Hills Bancorp, Inc., the holding company for Berkshire Bank, filed a Current Report on Form 8-K (the “Original Report”) reporting the completion of its acquisition of Beacon Federal Bancorp, Inc. (“Beacon”), the holding company for Beacon Federal, on October 19, 2012.

This Current Report on Form 8-K/A amends the Original Report to provide the historical financial statements of Beacon described in Item 9.01(a) below and the unaudited pro forma financial information described in Item 9.01(b) below.

Item 9.01 Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

The audited consolidated balance sheets of Beacon as of December 31, 2011 and 2010, the audited consolidated statements of income, audited consolidated statements of stockholders’ equity and comprehensive income and audited consolidated statements of cash flows for the years ended December 31, 2011 and 2010, the notes related thereto and the Report of Independent Registered Public Accounting Firm, dated March 30, 2012, are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The unaudited consolidated balance sheet of Beacon as of June 30, 2012, the unaudited consolidated statements of income and unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2012 and 2011, unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012, the unaudited consolidated statements of cash flows for the six months ended June 30, 2012 and 2011 and the notes related thereto, are filed herewith as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b)                                 Pro Forma Financial Information

The required unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2012 and for the year ended December 31, 2011 is filed herewith as Exhibit 99.3 and is incorporated into this Item 9.01(b) by reference.

(c)                                  Shell Company Transactions

None.

(d)                                 Exhibits.

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP

99.1

Report of Independent Registered Public Accounting Firm, dated March 30, 2012, audited consolidated balance sheets of Beacon as of December 31, 2011 and 2010, the audited consolidated statements of income, audited consolidated statements of stockholders’ equity and comprehensive income and audited consolidated statements of cash flows for the years ended December 31, 2011 and 2010, and the notes related thereto*

99.2

Unaudited consolidated balance sheet of Beacon as of June 30, 2012, the unaudited consolidated statements of income and unaudited consolidated statements of comprehensive income for the three and six months ended June 30, 2012 and 2011, unaudited consolidated statement of changes in stockholders’ equity for the six months ended June 30, 2012, the unaudited consolidated statements of cash flows for the six months ended June 30, 2012 and 2011 and the notes related thereto**

99.3	Unaudited pro forma combined financial information as of and for the six-month period ended June 30, 2012 and for the year ended December 31, 2011

* Incorporated by reference to the Form 10-K (File No. 001-33713) filed by Beacon on March 30, 2012

** Incorporated by reference to the Form 10-Q (File No. 001-33713) filed by Beacon on August 9, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: December 28, 2012	By:	/s/ Kevin P. Riley
Kevin P. Riley
Executive Vice President and Chief Financial Officer